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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8 - K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     Of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report:  MAY 18, 2004


                                 ENDOVASC, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                000-28371                              76-0512500
         (Commission File Number)        (IRS Employer Identification Number)

                      DR. DIANE DOTTAVIO, PRESIDENT  & CEO
                                 ENDOVASC, INC.
                            550 CLUB DRIVE, SUITE 440
                             MONTGOMERY, TEXAS 77316
                    (Address of principal executive offices)

                                 (936) 582-5920
              (Registrant's telephone number, including area code)

                            550 CLUB DRIVE, SUITE 440
                             MONTGOMERY, TEXAS 77316
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS
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Termination of Stentgenix Agreement

On April 27, 2004, the Company terminated its agreement with MIV Therapeutics, Inc. (OTCBB: MIVT).

The Company entered into an agreement with MIV Therapeutics, Inc. in November of 2002, to develop Endovasc's Angiogenix (TM) and a biodegradable stent. Under this agreement the Company was to contribute certain technology while MIV Therapeutics, Inc. was to provide funding for the research. On November 17, 2003, MIV Therapeutics, Inc. was placed on notice that they were in default in the funding of the agreement; because of this default Endovasc, Inc. did not transfer the technology. MIV Therapeutics, Inc. has not been able to cure this default, and the agreement was terminated April 27, 2004.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    ENDOVASC, INC.
                    (A NEVADA CORPORATION)

                    By:
                       ---------------------------------------------------------
                       Dr. Diane Dottavio, President and Chief Executive Officer


Date: May 18, 2004


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